John Hancock Classic Value Mega Cap Fund

Supplement dated 6-8-11 to the current Prospectuses and Summary Prospectuses

On June 7, 2011, the Board of Trustees of John Hancock Funds III, of which John Hancock Classic Value Mega Cap Fund is a series (the “Fund”), approved a Plan of Liquidation (the “Plan”) with respect to the Fund. In approving the Plan, the Board considered the Fund's inability to maintain an economically viable size. The Plan provides that the Fund will begin liquidating its assets as soon as practicable. The Fund will not accept orders from new investors to purchase shares of the Fund after June 17, 2011, and will not accept orders from existing shareholders to purchase additional shares after August 5, 2011. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

On or around the close of business on August 19, 2011, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash or cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

Shareholders can continue to redeem shares daily through August 18, 2011.

Plan sponsors or plan administration agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

The Fund reserves the right to further restrict sales of Fund shares.

For more information, please call the John Hancock Funds at 1-800-225-5291.

You should read this Supplement in conjunction with the Prospectus or Summary Prospectus and retain it for your future reference.